United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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Senmiao Technology Limited
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SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

, 2021

Dear Stockholders:

On behalf of the Board of Directors of Senmiao Technology Limited (the “Company”), I cordially invite you to the 2021 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 9:30 p.m., Eastern Time, on Tuesday, September 28, 2021 at the Company’s offices at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

Details about the Meeting, nominees for election to the Board of Directors and other matters to be acted on at the Meeting are presented in the notice of the Meeting and proxy statement that follow. We will begin distributing the notice and proxy statement for the Meeting and our Annual Report on Form 10-K, and proxy card to stockholders on or about August 19, 2021.

Your vote is important - please date, sign and return your proxy card in the enclosed envelope or vote online or by telephone as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at +86 28 88678707.

Sincerely yours,

Xi Wen
Chairman and Chief Executive Officer,
President and Secretary

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 28, 2021

The 2021 Annual Meeting of Stockholders (the “Meeting”) of Senmiao Technology Limited (the “Company”) will be held at 9:30 p.m., Eastern Time, on Tuesday, September 28, 2021, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, for the following purposes:

1.	To elect five directors to serve until the 2022 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;
2.	To ratify the appointment of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2022;

3.

To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares;

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants; and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 6, 2021 as the record date for the Meeting and only holders of shares of common stock of record at that time will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Stockholders are cordially invited to attend the Meeting in person.

Whether or not you expect to attend the meeting, please read the proxy materials for the Meeting and complete the enclosed proxy card and promptly mail it in the enclosed envelope or vote online or by telephone in order to assure representation of your shares at the Meeting. Whether you are a registered stockholder or you hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com with the voter control number included on your proxy card or a voting instruction card, as applicable.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 28, 2021: The Company’s Proxy Statement for the Meeting and the Annual Report on Form 10-K for the fiscal year ended March 31, 2021 are available at https://materials.proxyvote.com/817225.

BY ORDER OF THE BOARD OF DIRECTORS,

Xi Wen
Chairman and Chief Executive Officer,
President and Secretary
August 19, 2021

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, China 610000

+86 28 88678707

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 28, 2021

These proxy materials are being made available to you electronically or, if you have requested, printed versions of these materials, have been delivered to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company,” “we,” “us” or “our” or similar terminology), a Nevada corporation, for our 2021 Annual Meeting of Stockholders (the “Meeting”) to be held at 9:30 p.m. Eastern Time, on Tuesday, September 28, 2021, at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

What are proxy materials?

A proxy statement is a document which includes information that we are required to provide to you under the Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares (your “shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the Meeting. The proxy materials include our proxy statement for the Annual Meeting (this “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (“Annual Report”), and the proxy card or a voting instruction card for the Meeting.

This Proxy Statement contains information about the Meeting and was prepared by our management. We intend to mail this Proxy Statement, proxy card and our Annual Report to stockholders of record entitled to receive notice of the Meeting on or about August 19, 2021.

Who can vote at the Meeting?

Stockholders who owned shares of our Common Stock as of the close of business on August 6, 2021 (the “Record Date”) may attend and vote at the Meeting. There were 55,409,930 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stock ownership of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 19 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Xi Wen, our Chairman, Chief Executive Officer, President and Secretary, and Xiaoyuan Zhang, our Chief Financial Officer, and each of them, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing him to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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What am I voting on?

You are being asked to vote on:

1.

The election of five directors to serve until the 2022 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals (“Proposal 1”);

2.	The ratification of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022 (“Proposal 2”); and
3.

To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares (“Proposal 3”); and

4.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants (“Proposal 4”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend That I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.

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How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the election of five directors of our Board;

•	for the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022;

•	for the approval of an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares; and

•	For the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3) You may vote online. You may also have access to the materials for the Meeting by visiting the website https://materials.proxyvote.com/817225. You may also cast your vote by visiting www.proxyvote.com with the voter control number included on your proxy card.

(4) You may vote by telephone. Call 1-800-690-6903 to vote by telephone until 11:59 p.m. Eastern Time on September 27, 2021. Have your proxy card in hand when you call and then follow the instructions.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

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What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their best judgment with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The election of directors (Proposal 1), the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares (Proposal 3) and the approval of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants (Proposal 4) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may be broker non-votes on Proposals 1, 3 and 4.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

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How many votes are required to elect the directors?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to elect each of five nominees as directors. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required to ratify the Company’s independent public accountant?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to ratify Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

How many votes are required to amend our Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

How many votes are required to approve any future adjustments of exercise prices of warrants below their floor prices in accordance with the terms of such warrants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to approve any future adjustments of exercise prices of warrants below their floor prices in accordance with the terms of such warrants. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

Is my vote kept confidential?

Yes. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Chairman of the Board, Chief Executive Officer, President and Secretary, Mr. Xi Wen, at +86 28 88678707 or by sending a letter to him at offices of the Company at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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PROXY STATEMENT

INTRODUCTION

2021 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the Meeting. The Meeting is to be held at 9:30 p.m., Eastern Time, on Tuesday, September 28, 2021 at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 and at any adjournment or adjournments thereof. The Company is soliciting proxies for use at the Meeting, including any postponements or adjournments.

Record Date; Mailing Date

The Board has fixed the close of business on August 6, 2021 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. We will begin distributing the notice of the Meeting, the Proxy Statement, our Annual Report and proxy card to stockholders on or about August 19, 2021.

Proposals to be submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	To elect five directors to serve until the 2022 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;
2.	To ratify the appointment of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2022;
3.

To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares;

4.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants; and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000. The Company’s telephone number at such address is +86 28 88678707.

Information Concerning Solicitation and Voting

As of the Record Date, there were outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. To be elected, the nominee named in Proposal 1 must receive a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Proposals 3 and 4 must receive a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting in order to pass. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote for Proposals 1, 3 and 4. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

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Expenses

The expense of preparing, printing and mailing the proxy materials and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Directors

Five directors are to be elected at the Meeting to serve until the 2022 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier death, resignation or removal. The following table sets forth information concerning each nominee as of the date of the Record Date.

Name	Age	Position(s) Held	Director Since
Xi Wen	38	Chairman, Chief Executive Officer, President and Secretary	June 2017
Trent D. Davis	53	Director	March 2018
Xiaojuan Lin	56	Director	March 2018
Sichun Wang	33	Director	November 2018
Jie Gao	43	Director	November 2018

Xi Wen has been serving as President, Secretary and Director of the Company since June 2017, was appointed as Chairman of the board on July 20, 2017 and our Chief Executive Officer on August 1, 2018. Mr. Wen has over 10 years of experience in finance and investment management. He has been serving as Executive Director of Sichuan Senmiao since February 2017, in charge of all aspects of Senmiao's operations. Immediately prior to joining Senmiao, Mr. Wen served as a director of Chenghexin, where he was responsible for overseeing the operations of the Aihongsen lending platform from May 2015 to February 2017. He also founded Chengdu Fubang Zhuoyue Investment Co. in September 2013 and served as General Manager until May 2015. From January 2009 to August 2013, Mr. Wen was the General Manager of Chengdu Haiyuan Trading Co., Ltd., in charge of the company’s daily operations. Mr. Wen holds a Bachelor’s degree in Business and Economics from Manchester Metropolitan University in Manchester, United Kingdom. Mr. Wen is qualified to serve on our board of directors due to his knowledge of our businesses and expertise in business management, finance and investment.

Trent D. Davis has been a director of the Company since March 21, 2018. Mr. Davis is currently the Chief Executive Officer of Paulson Investment Company, LLC, which is a boutique investment firm specializing in private equity offerings for small to mid-cap markets. Formerly, from December 2014 to December 2018, Mr. Davis was President and Chief Operating Officer of Whitestone Investment Network, Inc., which specializes in providing executive advisory services to small entrepreneurial companies, as well as restructuring, recapitalizing, and making strategic investments in small to midsize companies. Currently, Mr. Davis is a Director for INVO Bioscience (OTC: INVOD), which is a medical device company focused on creating simplified, lower cost treatments for patients diagnosed with infertility. Formerly, from September 2016 to August 2019, Mr. Davis was Vice Chairman and Lead Director of Eastside Distilling Inc. (Nasdaq: EAST), a manufacturer of high-quality, master-crafted spirits. As the Lead Independent Director Dataram Corporation (Nasdaq: DRAM), which develops, manufactures, and markets memory products primarily used in enterprise servers and workstations worldwide, from July 2015 to April 2017, Mr. Davis helped the company successfully complete the reverse merger with U.S. Gold Corp (Nasdaq: USAU), a gold exploration and development company. Previously, from December 2014 to July 2015, Mr. Davis was Chairman of the Board for Majesco Entertainment Company (Nasdaq: COOL), an innovative developer, marketer, publisher, and distributor of interactive entertainment for consumers around the world. From November 2013 until July 2014, Mr. Davis served as the President and Director of Paulson Capital Corp. (Nasdaq: PLCC) until he successfully completed the reverse merger of Paulson with VBI Vaccines (Nasdaq: VBIV). He went on to serve as a member of its Board of Directors and Audit Committee until May 2016. Mr. Davis was also the Chief Executive Officer of Paulson Investment Company, Inc., a subsidiary of Paulson Capital Corp, from July 2005 to October 2014, and is credited with overseeing the syndication of approximately $600 million for over 50 client companies in both public and private transactions. In 2003, Mr. Davis served as Chairman of the Board of the National Investment Banking Association. Mr. Davis holds a B.S. in Business and Economics from Linfield College and an M.B.A. from University of Portland. Mr. Davis is qualified to serve on our board of directors because of his deep knowledge of finance and public company issues, capital market, advisory and entrepreneurial experiences, and extensive expertise in operational and executive management.

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Xiaojuan Lin has been a director of the Company since July 20, 2017. Since March 2011, Ms. Lin has been the legal representative and Executive General Manager of Hunan Dinchentai Investment Co. Ltd. She previously served as Deputy General Manager and Finance Manager of Hunan Xinhongxin Group from April 2004 to February 2010 where she was in charge of the group's finance, tax and accounting matters. From August 2000 to March 2004, Ms. Lin served as Finance Manager for Northwest Region at Tianjin Jiashijian Commercial Group, where she managed the group's finance, tax and accounting matters. She also acted as Budgeting and Accounting Manager of Cygent Hotel from 1986 to 2000. Ms. Lin holds a Bachelor’s degree in Statistics from Hunan Finance University in Hunan, China. She is a Certified Public Accountant in China. Ms. Lin is qualified to serve on our board of directors due to her expertise in accounting and finance.

Sichun Wang has been a director of the Company since November 8, 2018. Ms. Wang has served as the senior investment manager and financial controller of SWHY SDH Equity Investment Management, an equity investment and management company, since October 2016, where she leads the financial department of the company and participated in several pre-initial-public offering, mergers and acquisitions and secondary offering projects. From February 2016 to April 2016, she served as the trust manager of JIC Trust Company Limited, a trust and financial company. Prior to that, Ms. Wang served as the assistant manager of KPMG Huazhen from September 2011 to January 2016, where she participated in audits of multiple companies and achieved Bravo Award for outstanding performance. Ms. Wang received her Bachelor of Arts degree in accounting with honors from Michigan State University in East Lansing, MI. She is a Certified Public Accountant in China. Ms. Wang is qualified to serve on our board of directors due to her expertise in accounting and auditing and her experience with capital market and corporate financing.

Jie Gao has served as a director of the Company since November 8, 2018. She has been the general manager of Hunan Ruixi, our majority owned subsidiary, since February 2018. She has also served as the executive director of Ruixi Leasing, a wholly owned subsidiary of Hunan Ruixi, since April 2018. Prior to that, she was the executive director of Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd., a fund management company, from May 2017 to January 2018, where she was responsible for the establishment and management of the finance and investment department. She served as the project director of finance and investment department of Resgreen Biotechnology Group Co., Ltd., a biotechnology company, from October 2003 to March 2017. Before that, she also served in administrative positions in electronic technology companies in Changsha, Hunan, China. She received an associate’s degree in hotel secretary from Hunan University of Commerce in Changsha, Hunan, China. Ms. Gao is qualified to serve on our board of directors due to her experience in business management, investment and finance.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the above nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

We have been advised by each of the five nominees that they are willing to be named as nominees and each are willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

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Directors and Executive Officers

The table below sets forth the name, age and position of our directors and executive officers, their ages as of the Record Date.

Name	Age	Position
Xi Wen	38	Chief Executive Officer, Chairman of the Board, President and Secretary, Executive Director of Sichuan Senmiao
Xiaoyuan Zhang	33	Chief Financial Officer and Treasurer
Chunhai Li	36	Chief Technology Officer
Haitao Liu	49	Chief Operating Officer
Xiaojuan Lin	56	Director
Trent D. Davis	53	Director
Sichun Wang	33	Director
Jie Gao	43	Director

Xiaoyuan Zhang has been serving as our Chief Financial Officer since September 17, 2018. She served as a director and the chairperson of the Audit Committee of Color Star Technology Co., Ltd. (Nasdaq: CSCW), a provider of online and offline education services in China, since July 2019 to March 29, 2021. Ms. Zhang previously served as Senior Auditor and Assurance Manager of Ernst & Young Hua Ming LLP, Chengdu Branch, from October 2010 to September 2018 where she participated in audits of several public companies listed in China, Hong Kong and Singapore, as well as large state-owned and foreign investment enterprises. Ms. Zhang received her dual bachelor’s degrees in accounting and law from Southwestern University of Finance and Economics in Chengdu, China. Ms. Zhang is an intermediate accountant and a Certified Public Accountant of the Chinese Institute of Certified Public Accountants.

Chunhai Li has been serving as the Chief Technology Officer of the Company since July 20, 2017 and Chief Technology Officer of Sichuan Senmiao since September 2016. Before joining Sichuan Senmiao, he was the Director of Research and Development of Beijing Huashengtiancheng Technology Co., Ltd. from October 2014 to August 2016, where he was in charge of the development of bank data platform and team management. Prior to that, he was the Director of Research and Development at Zhongkesanyang (Beijing) Technology Co., Ltd. from February 2013 to September 2014, primarily responsible for the organization of the company and technology team as well as management of technology and operations. From October 2007 to February 2013, he was the project manager for online banking at Beijing Yuxinyicheng Technology Co., Ltd., where he participated in and managed the online banking projects for many banks. Mr. Li received his bachelor's degree in computer science from University of Electronic Science and Technology of China.

Haitao Liu has been serving as the Chief Executive Officer of Sichuan Senmiao since August 1, 2018. On September 10, 2020, Mr. Haitao Liu tendered his voluntary resignation as Chief Executive Officer of Sichuan Senmiao. On the same date, the Board appointed Mr. Haitao Liu to serve as the Company’s Chief Operating Officer. Mr. Liu previously served as Chief Executive Officer of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd., a peer-to-peer online lending company specialized in auto loans, from May 2015 to April 2018. Prior to that, he served as the Deputy General Manager of Chengdu High-Tech Zone Xingrui Microfinance Co., Ltd., a company offering loans to small businesses and individuals, from May 2012 to April 2015, as the Chief Financial Officer of Sichuan Information Industry Co., Ltd., an information technology company, from July 2006 to May 2012, and as the Deputy General Manager of Sichuan Zhongxin Hengde CPA Co., Ltd. from June 2000 to July 2006. He also served as a civil servant in Chenghua District People’s Government of Chengdu from June 1993 to June 2000. Mr. Liu received a master’s degree in EMBA (Finance) from Southwestern University of Finance and Economics, a bachelor’s degree in Business Administration from Southwest Jiaotong University and an associate degree in Commercial Economy from Southwestern University of Finance and Economics in China.

Information regarding the principal occupations of Xi Wen, Trent Davis, Sichun Wang, Xiaojuan Lin and Jie Gao is set forth above under the heading “Nominees for Directors.”

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Certain Legal Proceedings

None of the Company’s directors and executive officers have been involved, in the past ten years and in a manner material to an evaluation of such person’s ability or integrity to serve in their respective position, in any of those “certain legal proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

There are no material proceedings in which any of the Company’s directors, officers or affiliates, stockholders owning more than 5% of the Common Stock, or any associate of any such director, officer, affiliate, and stockholder of the Company, is a party adverse to the Company or any of its subsidiaries and variable interest entities or has a material interest adverse to the Company or any of its subsidiaries and variable interest entities.

Director Independence

Our Board is composed of a majority of independent directors as required by the listing rules of the Nasdaq Stock Market (“Nasdaq”). Our board of directors has determined that each of Mr. Davis, Ms. Lin and Ms. Wang qualifies as an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Meetings of the Board, Committees and Stockholders

During the fiscal year ended March 31, 2021, our Board held one meeting, our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating and Corporate Governance Committee did not hold any meetings. These meetings include those that were held in person and by means of a telephone call but do not include actions taken by unanimous written consent.

Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board held during the fiscal year ended March 31, 2021, and (ii) the total number of meetings held by each committee of the Board on which such member served during the fiscal year ended March 31, 2021.

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Board Committees

Our board of directors currently have an Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee. Each committee's members and functions are described below.

Audit Committee.   Our audit committee consists of Ms. Lin, Mr. Davis and Ms. Wang, and is chaired by Ms. Wang. Each of our audit committee members satisfies the “independence” requirements of the Nasdaq listing rules of and meet the independence standards under Rule 10A-3 under the Exchange Act. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The audit committee is responsible for, among other things:

•	selecting the independent registered public accounting firm and pre-screening all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;
•	reviewing with the independent registered public accounting firm any audit problems or difficulties and management's response;
•	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;
•	discussing the annual audited financial statements with management and the independent registered public accounting firm;
•	reviewing the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;
•	annually reviewing and reassessing the adequacy of our audit committee charter;
•	meeting separately and periodically with management and the independent registered public accounting firm; and
•	reporting to the board of directors.

Compensation Committee.  Our compensation committee consists of Ms. Lin, Ms. Wang and Mr. Davis and is chaired by Ms. Lin. Each of the compensation committee members satisfies the “independence” requirements of the listing rules of Nasdaq. The compensation committee assists the board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our executive officers may not be present at any committee meeting during which their compensation is deliberated upon. The compensation committee is responsible for, among other things:

•	reviewing the total compensation package for our executive officers and making recommendations to the board of directors with respect to it;
•	approving and overseeing the total compensation package for our executives other than the three most senior executives;
•	reviewing the compensation of our directors and making recommendations to the board of directors with respect to it; and
•	periodically reviewing and approving any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, and employee pension and welfare benefit plans.

Nominating and Corporate Governance Committee.   Our nominating and corporate governance committee consists of Ms. Lin, Ms. Wang and Mr. Davis, and is chaired by Ms. Lin. Each member of our nominating and corporate governance committee satisfies the “independence” requirements of the Nasdaq listing rules. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board of directors and its committees. The nominating and corporate governance committee is responsible for, among other things:

•	recommending nominees to the board of directors for election or re-election to the board of directors, or for appointment to fill any vacancy on the board of directors;
•	reviewing annually with the board of directors the current composition of the board of directors with regards to characteristics such as independence, age, skills, experience and availability of service to us;
•	selecting and recommending to the board of directors the names of directors to serve as members of the audit committee and the compensation committee, as well as of the nominating and corporate governance committee itself; and
•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

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Nomination Process

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or stockholders. The committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the Company’s By-law provisions requiring that stockholder submissions be submitted to the Company’s Secretary at its principal executive offices in a timely manner and include the information called for in the Company’s By-laws and the charter of the Nominating and Corporate Governance Committee concerning (a) the potential nominee and (b) the person proposing the nomination.

The Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee. In addition, the Nominating and Corporate Governance Committee has authority under its charter to retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Committee has identified as desired in director candidates. During the fiscal year ended March 31, 2021 the Nominating and Corporate Governance Committee did not engage any third parties to assist in the identification of nominees. During the fiscal year ended March 31, 2021, we did not receive any director nominee suggestions from stockholders.

After conducting an initial evaluation of a potential candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate’s request, they may also meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board.

The Nominating and Corporate Governance Committee selects each nominee based on the nominee’s skills, achievements and experience. The Nominating and Corporate Governance Committee considers a variety of factors in selecting candidates. The minimum characteristics that the Committee believes must be met include: independence, wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.

In making its selection of candidates to recommend for election, the Nominating and Corporate Governance Committee will consider candidates from diverse professional, racial, cultural, ethnic and gender backgrounds that combine a broad spectrum of experience and expertise with a reputation for integrity.

Board Leadership Structure and Role in Risk Oversight

Xi Wen is our Chairman and Chief Executive Officer. We have three independent directors but do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as the Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the fiscal year ended March 31, 2021 there were no delinquent filers.

Code of Ethics

We have adopted a written code of ethics that applies to all of our directors, officers and employees in accordance with the rules of the Nasdaq Stock Market and the SEC. We have filed copies of our code of ethics, our audit committee charter, our compensation committee charter and our nominating committee charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Audit Committee Report*

The Audit Committee during the fiscal year ended March 31, 2021 was composed of the following three directors: Sichun Wang, Xiaojuan Lin and Trent Davis, each of whom is independent as defined by the rules of the Nasdaq. Ms. Wang served as chairperson of the Audit Committee.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal accounting and financial reporting control. The Audit Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board. The responsibilities of the Audit Committee also include engaging and evaluating the performance of Friedman LLP (“Friedman”) that serves as the Company’s independent auditor.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2021 with the Company’s management and Friedman. The Audit Committee has also discussed with Friedman the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Friedman required by applicable requirements of the PCAOB regarding Friedman’s communications with the Audit Committee concerning independence, and has discussed with Friedman its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended (and the Board approved) that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 for filing with the SEC.

Audit Committee of the Board

Sichun Wang, Chairperson

Xiaojuan Lin

Trent Davis

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Beneficial Ownership of Principal Stockholders, Officers and Directors

As of August 6, 2021, there were 55,409,930 shares of Common Stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

	Amount and
	Nature of	Percentage of
	Beneficial	Outstanding
Name and Address of Beneficial Owner(1)	Ownership	Shares
5% Stockholders
Senmiao International Investment Group Limited(2)	10,575,000	19.1%
Officers and Directors
Xiaoyuan Zhang(3)	10,227	*
Haitao Liu(4)	6,818	*
Chunhai Li(5)	3,409	*
Xi Wen(6)	1,171,690	2.1%
Xiaojuan Lin(7)	48,940	*
Trent D. Davis(7)	48,940	*
Jie Gao(8)	43,940	*
Sichun Wang(8)	43,940	*
All directors and executive officers as a group (eight individuals)	1,377,902	2.5%

* less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 16F, Building A, Shihao Square, Middle Jiannan Avenue, High-Tech Zone, Chengdu, Sichuan, China.

(2)	Xiang Hu, through Senmiao International Investment Group Limited, a British Virgin Islands company wholly owned by him, owns 10,575,000 shares of common stock of the Company.
(3)	Represents 10,227 shares of common stock underlying 10,227 RSUs, all of which RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.

(4)	Represents 6,818 shares of common stock underlying 6,818 RSUs, all of which RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.
(5)	Represents 3,409 shares of common stock underlying 3,409 RSUs, all of which RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.
(6)	Includes 1,122,750 shares of common stock of the Company held in the name of Mr. Wen’s spouse and 48,940 shares of common stock underlying 48,940 RSUs, of which, 13,637 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.
(7)	Represents 48,940 shares of common stock underlying 44,394 RSUs, of which, 13,637 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.
(8)	Represents 43,940 shares of common stock underlying 30,303 RSUs, of which, 13,637 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this Report.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer of our company during the year ended March 31, 202 and (ii) the Company’s two most highly compensation executive officers other than the principal executive officer who were serving as executive officers at the end of the fiscal year ended March 31, 2021. For purposes of this document, these individuals are collectively referred to as the “named executive officers” of the Company.

Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Xi Wen	2021	188,287	45,000	5,500	—	—	—	—	238,787
Chief Executive Officer, Chairman, President and Secretary	2020	156,319	—	31,050	—	—	—	—	187,369	(1)(2)

Xiaoyuan Zhang, Chief Financial	2021	79,488	4,125	—	—	—	—	—	83,613
Officer and Treasurer	2020	71,280	—	—	—	—	—	—	71,280

Haitao Liu	2021	79,459	2,750	—	—	—	—	—	82,209
Chief Operating Officer(3)	2020	71,280	—	—	—	—	—	—	71,280

(1)	Except Mr. Wen’s salaries paid for his services as Chief Executive Officer of the Company, other executive officers received their salaries in Renminbi which were translated into U.S. dollars at the average exchange rate used to translate statement of operations items, which was RMB6.7960 to US$1.00 for the fiscal year ended March 31, 2021 and RMB6.9472 to US$1.00 for the fiscal year ended March 31, 2020.
(2)	The amount represents the total compensation Mr. Wen received as the Company’s Chairman and executive officer. Mr. Wen did not receive any compensation for his services as President and Secretary until June 20, 2019.
(3)	On September 10, 2020, Mr. Haitao Liu tendered his voluntary resignation as Chief Executive Officer of Sichuan Senmiao. On the same date, the Board appointed Mr. Haitao Liu to serve as the Company’s Chief Operating Officer.

Employment Agreements and Potential Payments Upon Termination

Xi Wen, Chief Executive Officer, Chairman of the Board, President and Secretary

On May 27, 2019, the Company and Mr. Wen entered into an employment agreement (the “Wen Agreement”) to memorialize the compensation arrangement and the other terms of Mr. Wen’s continuing employment with the Company and Sichuan Senmiao. Under the Wen Agreement, Mr. Wen is entitled to the following compensation: (i) an annual salary of US$100,000 for his service as Chief Executive Officer of the Company, payable quarterly in arrears, starting upon the Company’s receipt of proceeds from a financing of at least $1,000,000; (ii) an annual salary of RMB600,000 (approximately US$87,354) for his service as the Executive Director for Sichuan Senmiao, payable monthly in arrears starting upon the Company’s receipt of proceeds from a financing of at least $1 million; and (iii) a cash bonus of up to US$50,000 for his services as Chief Executive Officer of the Company for the fiscal year ended March 31, 2020 upon satisfaction of the performance targets as reviewed by the Compensation Committee.

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Mr. Wen is also entitled to participate in the Company’s equity incentive plans and other Company benefits (including health insurance, vacation and expense reimbursement), each in accordance with the Company’s policies as determined by the Board from time to time. The Wen Agreement has an initial term of three years and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

Pursuant to the Wen Agreement, the Company may terminate Mr. Wen’s employment for cause (as defined in the Wen Agreement), at any time, without notice. Upon a termination for cause, Mr. Wen will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law.

The Company may also terminate Mr. Wen’s employment without cause upon 30 days’ advance written notice. In the case of such a termination by the Company, the Company is required to provide the following severance payments and benefits to Mr. Wen: (1) a lump sum cash payment equal to three (3) months of the base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company’s health plans for three (3) months following the termination, if any; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

In addition, if the Company or its successor terminates the Wen Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Mr. Wen shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to three months of the base salary at a rate equal to the greater of his annual salary in effect immediately prior to the termination, or his then current annual salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for three months following the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

Pursuant to the Wen Agreement, Mr. Wen may terminate his employment at any time with 30 days’ advance written notice without cause or if there is any significant change in his authority, duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Wen will be entitled to receive compensation equivalent to three months of his base salary.

In order to receive any severance benefits under the Wen Agreement, Mr. Wen will be required to execute and deliver to the Company a general release of claims in a form reasonably satisfactory to the Board.

The Wen Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Xiaoyuan Zhang, Chief Financial Officer and Treasurer

On September 17, 2018, the Company and Ms. Zhang entered into an employment agreement (the “Zhang Agreement”). Under the Zhang Agreement, Ms. Zhang is entitled to an annual salary of RMB540,000 (approximately $78,620) for her services as Chief Financial Officer and Treasurer of the Company. She is also entitled to participate in the Company’s equity incentive plans and other Company benefits, each as determined by the Board from time to time. Her employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

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Pursuant to the Zhang Agreement, the Company may terminate Ms. Zhang’s employment for cause, at any time, without notice or remuneration, for certain acts, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to the detriment of the Company, or misconduct or a failure to perform agreed duties. In such case, Ms. Zhang will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and her right to all other benefits will terminate, except as required by any applicable law. The Company may also terminate Ms. Zhang’s employment without cause upon 30 days’ advance written notice. In such case of termination by the Company, the Company is required to provide the following severance payments and benefits to Ms. Zhang: a cash payment of one month of base salary as of the date of such termination for each year (which is any period longer than six months but no more than one year) and a cash payment of half month of base salary as of the date of such termination for any period of employment no more than six months, provided that the total severance payments shall not exceed twelve months of base salary.

Pursuant to the Zhang Agreement, Ms. Zhang may terminate her employment at any time with 30 days’ advance written notice if there is any significant change in her duties and responsibilities or a material reduction in her annual salary. In such case, Ms. Zhang will be entitled to receive compensation equivalent to 3 months of her base salary. In addition, if the Company or its successor terminates the Zhang Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Ms. Zhang shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to 3 months of base salary at a rate equal to the greater of her annual salary in effect immediately prior to the termination, or her then current annual salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for 3 months following the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Ms. Zhang.

The Zhang Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Haitao Liu, Chief Executive Officer of Sichuan Senmiao

Mr. Liu serves as the Chief Executive Officer of Sichuan Senmiao pursuant to his employment agreement with Sichuan Senmiao, dated August 1, 2018. The term of his employment was for one year, subject to a one-month probation period. He is entitled to a monthly salary of RMB45,000 (approximately US$6,551) except that he will receive RMB36,000 (approximately US$5,241) for his probation period. The employment may be terminated (i) by mutual consent, (ii) immediately for cause by Sichuan Senmiao, (iii) for incapacity after non-work related illness or injury by Sichuan Senmiao with a 30-day prior written notice or a one-month salary as severance payment, (iii) by a 30-day prior written notice from Mr. Liu and a three-day prior notice during the probation period, or (iv) immediately for cause by Mr. Liu. In connection with the employment agreement, Mr. Liu and Sichuan Senmiao entered into a confidentiality agreement, pursuant to which Mr. Liu agreed not to release or disclose Sichuan Senmiao's confidential information.

Despite the expiration of his employment agreement, Mr. Liu has agreed to continue to serve as the Chief Executive Officer of Sichuan Senmiao as well as assist to oversee our Automobile Transaction and Related Services after the discontinuation of our P2P business under the same terms of his employment agreement.

On September 10, 2020, Mr. Haitao Liu tendered his voluntary resignation as Chief Executive Officer of Sichuan Senmiao. On the same date, the Board appointed Mr. Haitao Liu to serve as the Company’s Chief Operating Officer. Effective September 11, 2020, the Company and Mr. Liu entered into an employment agreement (the “Liu Agreement”). Under the Liu Agreement, Mr. Liu is entitled to an annual salary of RMB540,000 (approximately $77,000) for his service as Chief Operating Officer of the Company. He is also entitled to participate in the Company’s equity incentive plans and other Company benefits, each as determined by the Board from time to time. His employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

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Outstanding Equity Awards at Fiscal Year-End

As of Mach 31, 2021, there was no outstanding equity awards of executive officers.

Director Compensation

The following table sets forth certain information concerning the compensation of our then serving non-executive directors for the fiscal year ended March 31, 2021:

	Fees earned or paid in cash $	Stock awards $	Option awards $	Non-equity incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $	Total $
Xiaojuan Lin	20,000	5,500	-	-	-	-	25,500
Trent Davis	40,000	5,500	-	-	-	-	45,500
Sichun Wang	20,000	5,500	-	-	-	-	25,500
Jie Gao	20,000	5,500	-	-	-	-	25,500

Each of our directors receives an annual retainer of $20,000 except that Mr. Trent receives an annual retainer of $40,000. They will also be reimbursed for reasonable, pre-approved expenses in connection with the performance of their services.

On October 29, 2020, the Board approved the issuance of an aggregate of 127,273 RSUs to directors, officers and certain employees as stock compensation for their services for the fiscal year ended March 31, 2021. These RSUs will vest in four equal quarterly installments on January 29, 2021, April 29, 2021, July 29, 2021 and October 29, 2021 or in full upon the occurrence of a change in control of the Company, provided that the director, officer or the employee remains in service through the applicable vesting date. The RSUs will be settled by the Company’s issuance of shares of common stock in certificated or uncertificated form upon the earlier of (i) vesting date, (ii) a change in control and (ii) termination of the services of the director, officer or employee due to a "separation of service" within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the death or disability of such director, officer or employee.

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As of March 31, 2021, the first installment of RSUs vested but has not been settled by the Company and the Company accounted for the vested RSUs as expenses and charged to common stock. The fair value of the vested RSUs is calculated at the grant date market price of the Company’s common stock multiplying by the number of vested shares. Total compensation expense for the fiscal year ended March 31, 2021 was $35,000. The Company expects to settle the vested RSUs by issuance of shares of common stock within 2021.

Certain Relationships and Related Person Transactions

Our audit committee must review and approve any related person transaction we propose to enter into which would need to be disclosed under Item 404(a) of Regulation S-K. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders.

In December 2017, Sichuan Senmiao entered into loan agreements with two stockholders, who agreed to grant lines of credit of approximating $955,000 and $159,000, respectively, to Sichuan Senmiao for five years. The lines of credit are non-interest bearing, effective from January 2017. As of March 31, 2021, the outstanding balances due to these two stockholders in the discontinued operations were $48,795 and $0, respectively.

During the fiscal year ended March 31, 2021, we entered into two office lease agreements with a shareholder of Sichuan Senmiao. which were set to expire on January 1, 2020. On April 1, 2020, the two office leases were amended with a leasing term from April 1, 2020 to March 31, 2023. On March 1, 2021, we entered into an additional office lease with the shareholder, which was set to expire on February 1, 2026. For the years ended March 31, 2021, we incurred $121,012 in rental expenses to the shareholder.

In September 2019, Hunan Ruixi entered into an office lease agreement which was set to expire in October, 2023 with Hunan Dingchentai Investment Co., Ltd. ("Dingchentai"), a Company where one of our independent directors serves as legal representative and general manager. The rent was approximately $44,250 per year, payable on a quarterly basis. For the fiscal year ended March 31, 2021, we incurred expense of $44,169 in rent to Dingchentai.

In June 2019 and January 2020, we entered into two automobile maintenance services contracts with Sichuan Qihuaxin Automobile Services Co., Ltd and Sichuan Yousen Automobile Maintenance Service Co., Ltd, the companies which are controlled by one of the noncontrolling shareholder of Jinkailong. During the fiscal year ended March 31, 2021, we paid automobile maintenance service fees of an aggregate of $29,801 and $545,335 to those companies, respectively.

Vote Required for Approval

Each director nominee receiving a majority of the votes cast at the Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected.

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THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF FIVE DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee appointed the firm of Friedman LLP (“Friedman”) to serve as our registered public accounting firm for our fiscal year ending March 31, 2022. The report of Friedman on our consolidated financial statements for the fiscal year ended March 31, 2021 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. We do not expect any representative of Friedman to attend the Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

The following table shows the fees that we paid or accrued for the audit and other services provided by our independent registered public accounting firm for the fiscal years ended March 31, 2021 and 2020.

Fee Category	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020
Audit Fees(1)	$261,000	$261,755
Audit-Related Fees(2)	$82,000	$50,000
Tax Fees(3)	$6,965	$22,400
All Other Fees(4)	$-	$-

(1)	This category consists of fees for professional services rendered by our principal independent registered public accountants for the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category consists of fees for assurance and related services by our independent registered public accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultations concerning financial accounting and reporting standards.

(3)	This category consists of fees for professional services rendered by our independent registered public accountant for tax compliance, tax advice, and tax planning.

(4)	This category consists of fees for services provided by our independent registered public accountants other than the services described above.

Policy on Pre-Approval of Audit Services

Our audit committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. During our fiscal year ended March 31, 2021, all the services provided by our auditor have been approved by our Audit Committee.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022.

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PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY’S Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and preferred stock

Overview

The board of directors has unanimously approved, subject to stockholder approval, an amendment to Article 3 of our Articles of Incorporation, as amended (“Articles of Incorporation”) to (i) increase the number of authorized shares of our common stock from 100,000,000 to 500,000,000 and (ii) increase the number of authorized shares of our preferred stock from 10,000,000 to 50,000,000. If this amendment is approved by our stockholders, Article 3(a) of our Articles of Incorporation will be amended and restated in its entirety as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred fifty million (550,000,000) shares, of which (i) five hundred million (500,000,000) shares are designated as common stock with a par value of $0.0001 per share (“Common Stock”), and (ii) fifty million (50,000,000) shares are designated as preferred stock, with a par value of $0.0001 per share (“Preferred Stock”).”

The remaining provisions of our Articles of Incorporation would remain unchanged. The board of directors has determined that this amendment is in the best interest of the Company and its stockholders and recommends that the stockholders approve this amendment.

We currently have only 44,590,070 authorized but unissued shares of our common stock and 10,000,000 authorized but unissued shares of our preferred stock, which we believe is inadequate to provide us with the flexibility necessary to respond to future needs and opportunities.

If the amendment is approved, then the number of authorized but unissued shares of common stock would be increased to 444,590,070 and the number of authorized but unissued shares of preferred stock would be increased to 50,000,000. The board of directors believes that the proposed increase in the number of authorized shares of common stock and preferred stock will benefit us by improving our flexibility in responding to future business needs and opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock splits or dividends, the consummation of common stock-based and preferred stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock or preferred stock, issuances of common stock or preferred stock under our 2018 Equity Incentive Plan or any new equity compensation plans that we may adopt in the future and issuances of common stock or preferred stock for other general corporate purposes that the board of directors may deem advisable. The board of directors is seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the board of directors believes the delay and expense in seeking approval for additional authorized common stock and preferred stock at a special meeting of stockholders could deprive us and our stockholders of the ability to take advantage of potential opportunities. The terms upon which any such shares of common stock or preferred stock may be issued would be determined by the board of directors.

Our stockholders have no preemptive rights to acquire additional shares of common stock or preferred stock, which means that current stockholders do not have a right to purchase any new issuance of shares of common stock or preferred stock in order to maintain their proportionate ownership interests in the Company. Since our stockholders have no preemptive rights, we could implement the amendment at any time following stockholder approval without further authorization from the stockholders of the Company, except to the extent otherwise required by law or regulation or Nasdaq rules and listing standards. The additional shares for which authorization is sought would be identical to the shares of our common stock and preferred stock now authorized.

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The proposed increase in the number of authorized shares of common stock and preferred stock is not intended to impede a change of control of the Company, and we are not aware of any current efforts to acquire control of the Company or otherwise accumulate shares of our common stock or preferred stock. It is possible, however, that the additional shares contemplated by the amendment could be issued in connection with defending the Company against a hostile takeover bid to dilute the equity ownership of a person or entity seeking to obtain control of the Company, or in a private placement with purchasers who might side with the board of directors if it chose to oppose a specific change of control. These additional shares also could be issued in order to deter an attempt to replace the board of directors by diluting the percentage of shares held by persons seeking to control us by obtaining seats on the board of directors. Accordingly, the amendment could have the effect of discouraging efforts to gain control of the Company in a matter not approved by the board of directors. The actual issuance of additional shares of our common stock or preferred stock in the future could have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of our common stock and preferred stock. We currently have no formal plans, understandings, contracts, agreements or arrangements with respect to the issuance of additional shares of common stock or preferred stock not previously authorized for issuance by the board of directors.

Assuming the existence of a quorum, the proposal to amend Article 3 of our Articles of Incorporation to (i) increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 and (ii) increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the record date. Because the proposal requires the vote of outstanding shares, as opposed to votes cast, abstentions will have the effect of a negative vote on this proposal.

If the amendment is approved by our stockholders, it will become effective upon the filing of articles of amendment with the Secretary of State of the State of Nevada.

Vote Required for Approval

The holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting must vote in favor of this proposal in order for it to be approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO THE COMPANY’S Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and preferred stock FROM 100,000,000 TO 500,000,000 AND 10,000,000 TO 50,000,000, RESPECTIVELY.

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PROPOSAL 4

approval, for purposes of complying with Nasdaq Listing Rule
5635(d), of any future adjustments of exercise prices of the Warrants below their floor prices in accordance with the terms of such warrants

The information set forth in this Proposal 4 is qualified in its entirety by reference to the full text of certain Securities Purchase Agreements and the form of certain Warrants attached as Exhibits 10.1 and 4.1, respectively, to our Current Report on Form 8-K filed with the SEC on May 11, 2021. Stockholders are urged to carefully read these documents.

Background

On May 11, 2021, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with each of certain institutional investors, pursuant to which we issued and sold, in a registered direct offering, an aggregate of  5,531,916 units (the “Units”), each consisting of one share (the “Shares”) of our Common Stock and one warrant to purchase one share of our Common Stock (the “Warrants”), at a purchase price of $1.175 per Unit.

The exercise price of the Warrants is subject to customary adjustment in case of stock splits, stock dividends, stock combinations and similar recapitalization transactions. In addition, if we make certain dilutive issuances (with limited exceptions), the exercise price of the Investor Warrants would be lowered to the per share price for the dilutive issuances. However, without stockholder approval, the Warrants’ exercise price may not be adjusted to be less than $1.05 (the “Floor Price”).

The closing of the above offering (the “Offering”) occurred on May 13, 2021. As of the date of this proxy statement/prospectus, none of the Warrants have been exercised.

Reasons for Requesting Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and trades under the symbol “AIHS.” Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).

The offering of the Units, the Shares, the Warrants and the underlying Common Stock of the Warrants did not constitute a public offering under the Nasdaq Listing Rules. As a result, in order to comply with the Nasdaq Listing Rule 5635(d), the per share offering price of the Shares and the exercise price of the Warrants were at or above the Minimum Price. In addition, without stockholder approval, the exercise price of the Warrants may not be reduced to be less than the Floor Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events). As a result, the Offering was not subject to the stockholder approval requirement provided in Nasdaq Listing Rule 5635(d), and we were able to issue an aggregate number of the Shares, together with the shares of Common Stock issuable upon exercise of the Warrants, in excess of 20% of the outstanding shares of our Common Stock and the voting power thereof prior to the issuance without obtaining the prior stockholder approval.

Under the Securities Purchase Agreements, for so long as any Warrants remain outstanding, unless we have obtained the stockholder approval, we may not, in any manner, enter into or affect any issuance of additional shares at a price lower than the Floor Price.

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The stockholder approval will not increase the number of shares of Common Stock issuable upon exercise of the Warrants. With your approval, we may reduce the exercise price of the Warrants if and only if during the term of Warrants, we consummate a transaction in which we issue shares of Common Stock or securities convertible into or exercisable for shares of Common Stock at a consideration per share less than the then applicable exercise price of the Warrants, subject to certain exceptions.

Possible Effects of Disapproval of this Proposal

Our Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreements. The issuance and sale of the Units, Shares and Warrants have already occurred and the Securities Purchase Agreements and related transaction documents are binding obligations on us. The Shares and the Warrants will continue to be outstanding, and the terms of the Warrants will remain outstanding obligations of ours in favor of the holders of such Warrants. In addition, as described above, the stockholder approval will not result in the increase of number of shares of Common Stock to be issued or issuable upon exercise of the Warrants. It may reduce the exercise price of Warrants if in the future we issue shares of Common Stock at a per share price less than the then applicable exercise price of Warrants. However, if Proposal 4 is not approved by our stockholders, we would not be able to raise additional funds by issuing shares of Common Stock or other securities in a dilutive issuance at a per share price less than the Floor Price. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results. While we will not necessarily issue any shares of Common Stock or other securities below the Floor Price in the near future, we need the approval of stockholders in order to maintain maximum flexibility in our capital raising abilities.

In addition, our failure to receive the stockholder approval of this proposal would result in our inability to issue shares at a price below the Floor Price and accordingly may prevent holders from exercising the Warrants on a cash basis to the extent the exercise price of the Warrants exceeds the then applicable market price of our Common Stock. We do not expect that holders of the Warrants will exercise the Warrants in that case, and, as a result, we would not receive any additional funds.

Vote Required; Board of Directors Recommendation

Approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote that are actually voted on the matter (assuming a quorum is present). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

The Board of Directors recommends a vote “FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants.

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OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Interest of Certain Persons in Matters to be Acted Upon

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, or any associate of such person, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders of the Company.

Deadline for Submission of Stockholder Proposals

Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2022 annual meeting of stockholders, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than April 21, 2022.

A stockholder nomination of one or more director candidates for election to the Board to be included in our proxy statement for an annual meeting (a “proxy access nomination”) may be included in such proxy statement and properly brought before the 2022 annual meeting of stockholders as long as we receive information and notice of the proxy access nomination in compliance with the requirements set forth in Section 2.6 of our Bylaws, addressed to the Corporate Secretary at our principal executive offices no earlier than April 21, 2022, nor later than May 21, 2022.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Chief Executive Officer. Our Chief Executive Officer will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single copy of the Notice, Proxy Statement, Annual Report or proxy card, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please notify your bank or broker, and direct your written request to Chief Executive Officer of the Company, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, Telephone: +86 28 88678707. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their bank or broker.

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021. The Annual Report contains audited financial statements covering our fiscal year ended March 31, 2021. Copies of our Annual Report, as filed with the SEC, are available free of charge on our website at http://www.senmiaotech.com or you can request a copy free of charge by calling +86 28 88678707 or sending an email to julie@ihongsen.com. Please include your contact information with the request.

Incorporation by Reference

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this proxy statement. We are disclosing important information to you by referring to those documents and information we subsequently file with the SEC will automatically update and supersede information contained in this proxy statement and in our other filings with the SEC. This document incorporates by reference the Company’s Annual Report on Form 10-K for the year ended March 31, 2021, filed on July 8, 2021.

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